J.P. MORGAN SPECIALTY FUNDS

JPMorgan U.S. Real Estate Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated November 12, 2013 to the
Statement of Additional Information dated May 1, 2013, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN U.S. REAL ESTATE FUND. The Board of Trustees of the JPMorgan U.S. Real Estate Fund (the “Fund”) has approved the liquidation and dissolution of the Fund on or about December 20, 2013 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for the liquidation. Unless you have a Fund direct individual retirement account (“IRA”) where State Street Bank and Trust serves as the custodian, on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. As of the Liquidation Date, all references to the Fund in the Prospectuses and Statement of Additional Information are hereby deleted. If you have a Fund direct IRA account, your shares will be exchanged for the corresponding class of shares of the JPMorgan Liquid Assets Money Market Fund as specified below if you do not provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the Plan administrator.

Share Class of JPMorgan U.S. Real Estate Fund	Share Class of JPMorgan Liquid Assets Money Market Fund
Class A Shares	Morgan Shares
Class C Shares	Morgan Shares
Select Class Shares	Morgan Shares

Upon liquidation, shareholders holding Class A Shares or Select Class Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution. They may also purchase other share classes for which they are eligible. Shareholders holding Class C Shares will be permitted to use their proceeds from the liquidation to purchase at net asset value Class C Shares of another J.P. Morgan Fund or other shares classes for which they are eligible. If Shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund, no contingent deferred sales charge will be imposed on sales of Class C Shares bought with proceeds from the liquidation, provided that the purchase is be made within 90 days of the liquidating distribution.

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUND AS OF NOVEMBER 15, 2013, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING DECEMBER 17, 2013 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF FUND SHARES WILL NO LONGER BE ACCEPTED EFFECTIVE NOVEMBER 18, 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-USRE-1113